UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                       AMENDMENT TO APPLICATION OR REPORT
                     Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends its Current Report on Form 8-K dated October 21, 1997, which was filed with the Securities and Exchange Commission on November 5, 1997, to include the Financial Statements of Real Estate Properties Acquired, the Consolidated Pro Forma Financial Statements and Notes thereto, and Exhibits as set forth on the pages attached hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Financial Statements of Real Estate Properties Acquired
         (b)       Pro Forma Financial Information
         (c)       Exhibits
                           (23)       Consent of Experts


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                    UNITED DOMINION REALTY TRUST, INC.
                                               (Registrant)



                                             /s/ Jerry A. Davis
                                    ----------------------------------
                                                 Jerry A. Davis
                                    Vice President and Chief Accounting Officer








Date:    December 31, 1997

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Description                                                   Location


(a)  Financial Statements of Real Estate Properties Acquired        3 through 27

(b)  Pro Forma Financial Information                              28  through 43

(c)  Exhibits
     (23)     Consents of Independent Public Accountants                 44

                             BAMMELWOOD APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                          Independent Auditors' Report

To the Owners of
Bammelwood Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Bammelwood Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Bammelwood Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Bammelwood Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Bammelwood Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                             BAMMELWOOD APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996



REVENUES FROM RENTAL PROPERTY             $  1,126,392
                                          ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                             152,586
 Repairs and Maintenance                       228,728
 Utilities                                     157,434
 Property Management Fees                       44,991
 Other Operating Expenses                      188,099
                                          ------------
     TOTAL RENTAL PROPERTY EXPENSES            771,838
                                          ------------
     INCOME FROM RENTAL OPERATIONS        $    354,554
                                          ============

         The accompanying notes are an integral part of this statement.

                             BAMMELWOOD APARTMENTS


                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS


                          YEAR ENDED DECEMBER 31, 1996




NOTE 1 - BASIS OF PRESENTATION

Bammelwood Apartments (The Property) consists of a 226 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Bammelwood 228 L. P., a Texas limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES


Property management services were provided through Judwin Properties, Inc., an affiliate of the owner of the property. Fees for such services were 4% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on October 30, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             BRAESRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311



                          Independent Auditors' Report

To the Owners of
Braesridge Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Braesridge Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Braesridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Braesridge Apartments' revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Braesridge Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                             BRAESRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

REVENUES FROM RENTAL PROPERTY            $  2,889,746
                                         ------------


RENTAL PROPERTY EXPENSES:

 Real Estate Taxes                            286,778
 Repairs and Maintenance                      482,932
 Utilities                                    222,924
 Property Management Fees                     100,031
 Other Operating Expenses                     494,164
                                         ------------
     TOTAL RENTAL PROPERTY EXPENSES         1,586,829
                                         ------------
     INCOME FROM RENTAL OPERATIONS       $  1,302,917
                                         ============


         The accompanying notes are an integral part of this statement.

                             BRAESRIDGE APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996





NOTE 1 - BASIS OF PRESENTATION


Braesridge Apartments (The Property) consists of a 545 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Braesridge 305 Associates, L. P., a Texas limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.


Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed when incurred.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES


Property management services were provided through Judwin Properties, Inc., an affiliate of the owner of the property. Fees for such services were 3.5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY


The property was sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on September 26, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                           CAMINO VILLAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                          Independent Auditors' Report


To the Owners of
Camino Village Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of Camino Village Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Camino Village Apartments. Our responsibility is to express an opinion on this statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Camino Village Apartments' revenues and expenses.


In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Camino Village Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                           CAMINO VILLAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


REVENUES FROM RENTAL PROPERTY             $  2,848,822
                                          ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                             294,099
 Repairs and Maintenance                       481,717
 Utilities                                     161,379
 Property Management Fees                      113,140
 Other Operating Expenses                      354,194
                                          ------------

   TOTAL RENTAL PROPERTY EXPENSES            1,404,529
                                          ------------
   INCOME FROM RENTAL OPERATIONS          $  1,444,293
                                          ============



         The accompanying notes are an integral part of this statement.

                           CAMINO VILLAGE APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


NOTE 1 - BASIS OF PRESENTATION

Camino Village Apartments (The Property) consists of a 449 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Camino Village Associates, Ltd., a Texas limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Judwin Properties, Inc., an affiliate of the owner of the property. Fees for such services were 4% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on November 20, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             PECAN GROVE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                          Independent Auditors' Report

To the Owners of
Pecan Grove Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Pecan Grove Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Pecan Grove Apartments. Our responsibility is to express an opinion on this statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Pecan Grove Apartments' revenues and expenses.


In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Pecan Grove Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                             PECAN GROVE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

 REVENUES FROM RENTAL PROPERTY          $ 3,524,526
                                        -----------
 RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                         473,624
  Repairs and Maintenance                   593,883
  Utilities                                 215,818
  Property Management Fees                  176,521
  Other Operating Expenses                  451,183
                                        -----------
      TOTAL RENTAL PROPERTY EXPENSES      1,911,029
                                        -----------
      INCOME FROM RENTAL OPERATIONS     $ 1,613,497
                                        ===========

         The accompanying notes are an integral part of this statement.

                             PECAN GROVE APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

NOTE 1 - BASIS OF PRESENTATION

Pecan Grove Apartments (The Property) consists of a 580 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Stanford Capital Realty Fund, Ltd., a Texas limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.


Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed when incurred.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES


Property management services were provided through Judwin Properties, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY


The property was sold to United Dominion Realty, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on September 26, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       WATERSIDE AT IRONBRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                          Independent Auditors' Report

To the Owners of
Waterside at Ironbridge Apartments


We have audited the accompanying statement of rental operations (as defined in Note 2) of Waterside at Ironbridge Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Waterside at Ironbridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Waterside at Ironbridge Apartments' revenues and expenses.


In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Waterside at Ironbridge Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 14, 1997

                       WATERSIDE AT IRONBRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

REVENUES FROM RENTAL PROPERTY            $  2,092,272
                                         ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                            105,706
 Repairs and Maintenance                      209,464
 Utilities                                    115,615
 Property Management Fees                      83,809
 Other Operating Expenses                     150,664
                                        -------------
     TOTAL RENTAL PROPERTY EXPENSES           665,258
                                        -------------
     INCOME FROM RENTAL OPERATIONS       $  1,427,014
                                        =============


         The accompanying notes are an integral part of this statement.

                       WATERSIDE AT IRONBRIDGE APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

NOTE 1 - BASIS OF PRESENTATION

Waterside at Ironbridge Apartments (The Property) consists of a 265 unit garden style residential apartment community located in Richmond, Virginia together with the existing leases. The assets that comprise the Property have been held as an investment of Nissen Waterside Limited Partnership, a Maryland limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.


Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


Advertising - Advertising costs are expensed when incurred.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES


Property management services were provided through Great Atlantic. Fees for such services were 4% of gross receipts from operations.


NOTE 4 - SALE OF PROPERTY


The property was sold to United Dominion Realty Trust, Inc. on September 29, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             BAMMELWOOD APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                  Independent Accountants' Compilation Report

To the Owners of
Bammelwood Apartments

We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Bammelwood Apartments for the nine months ended September 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.


A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.


Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                             BAMMELWOOD APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

               (See Independent Accountants' Compilation Report)

REVENUES FROM RENTAL PROPERTY          $  812,783
                                       ----------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                        114,701
 Repairs and Maintenance                  151,577
 Utilities                                111,800
 Property Management Fees                  32,445
 Other Operating Expenses                 135,455
                                       ----------

    TOTAL RENTAL PROPERTY EXPENSES        545,978
                                       ----------

    INCOME FROM RENTAL OPERATIONS      $  266,805
                                       ==========

                             BRAESRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                  Independent Accountants' Compilation Report

To the Owners of
Braesridge Apartments

We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Braesridge Apartments for the eight months ended August 31, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.


A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.


Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                              RAESRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

               (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY           $ 1,895,356
                                        -----------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                          191,595
 Repairs and Maintenance                    343,590
 Utilities                                  151,530
 Property Management Fees                    66,380
 Other Operating Expenses                   317,848
                                        -----------
     TOTAL RENTAL PROPERTY EXPENSES       1,070,943
                                        -----------
     INCOME FROM RENTAL OPERATIONS      $   824,413
                                        ===========

                           CAMINO VILLAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report

To the Owners of
Camino Village Apartments


We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Camino Village Apartments for the nine months ended September 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.


A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.


Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                           CAMINO VILLAGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1997

               (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY          $  2,206,052
                                       ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                          221,546
 Repairs and Maintenance                    386,236
 Utilities                                  129,947
 Property Management Fees                    84,808
 Other Operating Expenses                   256,708
                                       ------------
     TOTAL RENTAL PROPERTY EXPENSES       1,079,245
                                       ------------
     INCOME FROM RENTAL OPERATIONS     $  1,126,807
                                       ============

                             PECAN GROVE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311


                  Independent Accountants' Compilation Report


To the Owners of
Pecan Grove Apartments


We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Pecan Grove Apartments for the eight months ended August 31, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 20, 1997

                             PECAN GROVE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

               (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY            $  2,402,678
                                         ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                            314,377
 Repairs and Maintenance                      393,708
 Utilities                                    138,262
 Property Management Fees                     118,983
 Other Operating Expenses                     311,051
                                         ------------
     TOTAL RENTAL PROPERTY EXPENSES         1,276,381
                                         ------------
     INCOME FROM RENTAL OPERATIONS       $  1,126,297
                                         ============

                       WATERSIDE AT IRONBRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                              PHONE: 804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report

To the Owners of
Waterside at Ironbridge Apartments



We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Waterside at Ironbridge Apartments for the eight months ended August 31, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.


/s/  L. P. Martin & Company, P.C.
---------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
November 14, 1997

                       WATERSIDE AT IRONBRIDGE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                       EIGHT MONTHS ENDED AUGUST 31, 1997

               (See Independent Accountants' Compilation Report)



REVENUES FROM RENTAL PROPERTY            $  1,455,721
                                         ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                             87,283
 Repairs and Maintenance                      142,760
 Utilities                                     76,804
 Property Management Fees                      58,229
 Other Operating Expenses                     112,081
                                         ------------
     TOTAL RENTAL PROPERTY EXPENSES           477,157
                                         ------------
     INCOME FROM RENTAL OPERATIONS       $    978,564
                                         ============

                       UNITED DOMINION REALTY TRUST, INC.
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

         The following unaudited consolidated pro forma balance sheet at September 30, 1997, gives effect to the acquisition of Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997 and other acquisitions made by United Dominion Realty Trust Inc. and its subsidiaries, including United Dominion Realty, L.P., its Operating Partnership, (collectively, the "Company") during 1996 and 1997. Other than Bammelwood Apartments and Camino Village Apartments, all acquisitions are reflected in the Company's historical unaudited consolidated balance sheet at September 30, 1997 included in the Company's quarterly report on Form 10-Q for the quarter then ended.

         The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the following 1997 acquisitions as if they had occurred at the beginning of each period presented: (i) the acquisition of Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) on February 28, 1997, (collectively the "Option Properties"), (ii) the acquisition of Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, and Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (collectively the "Texas Properties"), (iii) the July 1, 1997, portfolio acquisition of five apartment communities which consists of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments, Orange Oaks Apartments and Forest Creek Apartments, (collectively the "Florida Portfolio"), (iv) the acquisition of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997, (collectively the "Houston Portfolio"), and (v) the acquisition of Waterside at Ironbridge Apartments on September 29, 1997.

         In addition, the unaudited consolidated pro forma statement of operations for the twelve months ended December 31, 1996 gives effect to the following acquisitions as if they had occurred on January 1, 1996: (i) the acquisition of Steeplechase Apartments and Westland Park Apartments on March 7, 1996 and May 9, 1996 , respectively, as previously reported on Form 8-K dated October 31, 1996, (ii) the acquisition of a portfolio of 18 apartment communities on August 15, 1996 (the "Southeast Portfolio") as previously reported on Form 8-K dated August 15, 1996, and (iii) the acquisition of 44 apartment communities owned by South West Property Trust Inc. ("South West") on December 31, 1996 as previously reported on Form 8-K dated December 31, 1996.

         The unaudited consolidated pro forma statements of operations have been prepared by the management of the Company. The unaudited consolidated pro forma statements of operations are not necessarily indicative of the results that would have occurred had the acquisitions been completed on the dates indicated, nor are purported to be indicative of future results. The unaudited consolidated pro forma statements of operations should be read in conjunction with the Company's audited consolidated financial statements for the year ended December 31, 1996 (included in the Company's Form 10-K for the twelve months ended December 31, 1996) and its unaudited consolidated financial statements as of September 30, 1997 and for the nine months then ended (included in the Company's Form 10-Q for the quarterly period ended September 30, 1997) and the accompanying notes thereto.

                       UNITED DOMINION REALTY TRUST, INC.
                     CONSOLIDATED PRO FORMA BALANCE SHEETS
                               September 30, 1997
                     (In thousands, except for share data)
                                  (Unaudited)




                                                                                            Acquisition of
                                                                                            Bammelwood and
Assets                                                                     Historical (1)   Camino Village            Pro Forma
                                                                         ----------------- ----------------       -----------------


Real estate owned:
     Real estate held for investment                                     $  2,217,063         $  19,457 (2)          $   2,236,520
        Less: accumulated depreciation                                        200,538                                      200,538
                                                                         -------------        ----------             -------------
                                                                            2,016,525            19,457                  2,035,982
     Real estate under development                                             33,628                                       33,628
     Real estate held for disposition                                         131,576                                      131,576
Cash and cash equivalents                                                       5,383                                        5,383
Other assets                                                                   65,639                                       65,639
                                                                         -------------        ----------             -------------
     Total assets                                                        $  2,252,751         $  19,457              $   2,272,208
                                                                         =============        ==========             =============

Liabilities and shareholders' equity

Notes payable-secured                                                    $    412,624         $  11,671 (3)          $     424,295
Notes payable-unsecured                                                       687,521             3,698 (3)                691,219
Distributions payable to common shareholders                                   22,261                                       22,261
Accounts payable, accrued expenses and other liabilities                       62,361                                       62,361
                                                                         -------------        ----------             -------------
     Total liabilities                                                      1,184,767            15,369                  1,200,136

Minority interest of unitholders in operating partnership                      10,482             4,088 (3)                 14,570

Shareholders' equity:
     Preferred stock, no par value; $25 liquidation preference,
       25,000,000 shares authorized;
        4,200,000 shares 9.25% Series A Cumulative Redeemable                 105,000                                      105,000
        6,000,000 shares 8.60% Series B Cumulative Redeemable                 150,000                                      150,000
     Common stock, $1 par value; 150,000,000 shares authorized
        88,161,626 shares issued and outstanding (81,982,551 in 1996)          88,162                                       88,162
     Additional paid-in capital                                               893,701                                      893,701
     Notes receivable from officer-shareholders                                (9,168)                                      (9,168)
     Distributions in excess of net income                                   (170,193)                                    (170,193)
                                                                         ------------         ----------             --------------
     Total shareholders' equity                                             1,057,502                 0                  1,057,502
                                                                         ------------         ----------             --------------
     Total liabilities and shareholders' equity                          $  2,252,751         $  19,457              $   2,272,208
                                                                         ============         ==========             ==============





See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                 NOTES TO CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

Basis of Presentation

The accompanying unaudited consolidated pro forma balance sheet gives pro forma effect as of September 30, 1997, of the acquisition by the Company of Bammelwood Apartments on October 30, 1997 and Camino Village Apartments on November 20, 1997 for an aggregate purchase price of approximately $19.5 million, including closing costs. The acquisitions were funded with additional borrowings under bank lines of credit of approximately $3.7 million, the assumption of two mortgage notes payable aggregating $11.7 million and the issuance of Operating Partnership Units with an aggregate value of $4.1 million.

(1) Represents the Company's Historical Balance Sheet contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

(2) Represents the acquisition by the Company of Bammelwood Apartments and the Camino Village Apartments on October 30, 1997 and November 20, 1997, respectively, for an aggregate purchase price of approximately $19.5 million, including closing costs.

(3) Represents the financing of Bammelwood Apartments and Camino Village Apartments which consists of the following: (i) bank line borrowings by the Company of approximately $3.7 million at a weighted average interest rate of 6.09% (represents the Company's weighted average market interest rate for short-term bank borrowings at the time of the acquisitions), (ii) the assumptions two mortgage notes payable aggregating $11.7 million bearing a weighted average interest of 9.0% and (iii) the issuance of 277,132 Operating Partnership Units at a value of $14.75 per Unit for an aggregate value of $4.1 million.

                        UNITED DOMINION REALTY  TRUST, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1996
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                      Acquisition of
                                                                   Southeast Portfolio   Acquisition of             Acquisitions
                                                                   Previously Reported Southeast Portfolio       Previously Reported
                                                                    on Form 8-K Dated       Pro Forma             on Form 8-K Dated
                                                  Historical (1)   August 15, 1996 (2)     Adjustments          October 31, 1996 (9)
                                                  ---------------- ------------------  -----------------         ------------------

Revenues
      Rental income                            $          242,112  $          12,917      $        3,194 (3)      $          1,278
      Interest, dividend and other
         non-property income                                1,707
                                                  ---------------- ------------------  -----------------         ------------------
                                                          243,819             12,917              3,194                      1,278

Expenses
      Rental expenses:
            Utilities                                      17,735                881                218      (3)                50
            Repairs and maintenance                        40,665              1,462                361      (3)               139
            Real estate taxes                              17,348                972                240      (3)               114
            Property management                             5,575                636               (242) (3) (4)                69
            Other operating expenses                       23,510                965                321  (3) (5)               153
      Depreciation of real estate owned                    47,410                                 3,660      (6)
      Interest                                             50,843                                 6,789      (7)
      General and administrative                            5,418
      Other depreciation and amortization                   1,299
      Impairment loss on real estate
            held for disposition                              290
                                                  ---------------- ------------------  -----------------         ------------------
                                                          210,093              4,916             11,347                        525
                                                  ---------------- ------------------  -----------------         ------------------
Income before gains on sales of investments
      and minority interest of unitholders
      in operating partnership                             33,726              8,001             (8,153)                       753
Gains on sales of investments                               4,346
                                                  ---------------- ------------------  -----------------         ------------------
Income before minority interest of
      unitholders in operating partnership                 38,072              8,001             (8,153)                       753
Minority interest of unitholders in
      operating partnership                                   (58)
                                                  ---------------- ------------------  -----------------         ------------------
Income before extraordinary item                           38,014              8,001             (8,153)                       753
                                                  ================ ==================  =================         ==================

Dividends to preferred shareholders                        (9,713)
                                                  ================ ==================  =================         ==================


Net income per common share before
      extraordinary item                       $             0.49
                                                  ================

Dividends declared per common share            $             0.96
                                                  ================

Weighted average number of common
      shares outstanding                                   57,482                                 1,352       (8)


                                                   Acquisitions                  Acquisition of
                                                Previously Reported                South West           Acquisition of
                                                 on Form 8-K Dated             Property Trust Inc         South West
                                                  October 31, 1996            Previously Reported     Property Trust Inc
                                                     Pro Forma                 on Form 8-K Dated           Pro Forma
                                                    Adjustments              December 31, 1996 (14)       Adjustments
                                                -------------------         ----------------------    -----------------

Revenues
      Rental income                               $             95 (10)     $              82,169     $
      Interest, dividend and other
         non-property income                                                                  976
                                                -------------------         ----------------------    -----------------
                                                                95                         83,145             0

Expenses
      Rental expenses:
            Utilities                                            4     (10)                 5,492
            Repairs and maintenance                             10     (10)                10,818
            Real estate taxes                                    8     (10)                 8,631
            Property management                                (30)(10)(11)                 2,884        (1,089)  (15)
            Other operating expenses                            11     (10)                10,418
      Depreciation of real estate owned                        252     (12)                13,447         2,015   (16)
      Interest                                                 499     (13)                14,126        (1,316)  (17)
      General and administrative                                                            3,133        (1,438)  (18)
      Other depreciation and amortization                                                     330
      Impairment loss on real estate
            held for disposition
                                                -------------------         ----------------------    -----------------
                                                               754                         69,279         (1,828)
                                                -------------------         ----------------------    -----------------
Income before gains on sales of investments
      and minority interest of unitholders
      in operating partnership                                (659)                        13,866          1,828
Gains on sales of investments
                                                -------------------         ----------------------    -----------------
Income before minority interest of
      unitholders in operating partnership                    (659)                        13,866          1,828
Minority interest of unitholders in
      operating partnership
                                                -------------------         ----------------------    -----------------
Income before extraordinary item                              (659)                        13,866          1,828
                                                ===================         ======================    =================

Dividends to preferred shareholders
                                                ===================         ======================    =================


Net income per common share before
      extraordinary item


Dividends declared per common share


Weighted average number of common
      shares outstanding                                                                                  22,671  (19)






                                                          Pro Forma     Acquisition       Acquisition      Acquisition
                                                         Before 1997     of Option         of Texas        of Florida
                                                        Acquisitions  Properties (20)   Properties (21)   Portfolio (23)
                                                       -------------- ----------------- ----------------  --------------


Revenues
      Rental income                                    $   341,765      $     7,862      $   9,748        $     5,724
      Interest, dividend and other
         non-property income                                 2,683
                                                       -------------- ----------------- ----------------  --------------
                                                           344,448            7,862          9,748              5,724

Expenses
      Rental expenses:
            Utilities                                       24,380              394            707               389
            Repairs and maintenance                         53,455              796          1,246               872
            Real estate taxes                               27,313              457          1,124               499
            Property management                              7,803              390            362               287
            Other operating expenses                        35,378              609            921               941
      Depreciation of real estate owned                     66,784
      Interest                                              70,941
      General and administrative                             7,113
      Other depreciation and amortization                    1,629
      Impairment loss on real estate
            held for disposition                               290
                                                       -------------- ----------------- ----------------  --------------
                                                           295,086            2,646          4,360             2,988
                                                       -------------- ----------------- ----------------  --------------
Income before gains on sales of investments
      and minority interest of unitholders
      in operating partnership                              49,362            5,216          5,388             2,736
Gains on sales of investments                                4,346
                                                       -------------- ----------------- ----------------  --------------
Income before minority interest of
      unitholders in operating partnership                  53,708            5,216          5,388             2,736
Minority interest of unitholders in
     operating partnership                                     (58)                             --                --
                                                       -------------- ----------------- ----------------  --------------
Income before extraordinary item                            53,650            5,216          5,388             2,736
                                                       ============== ================= ================  ==============

Dividends to preferred shareholders                         (9,713)
                                                       ============== ================= ================  ==============


Net income per common share before
    extraordinary item                                 $      0.54
                                                       ==============

Dividends declared per common share                    $      0.96
                                                       ==============

Weighted average number of common
   shares outstanding                                       81,505







                                                          Pro Forma
                                                        as Previously
                                                       Reported on Form
                                                         8-K/A dated
                                                         July 1, 1997
                                             Pro        and filed on      Acquisition    Acquisition of
                                            Form     September 15, 1997   of Houston      Waterside at      Pro Forma
                                         Adjustments     Pro Forma       Portfolio (27)  Ironbridge (28)   Adjustments  Pro Forma
                                        ------------ ------------------  ------------- ----------------  -------------  ---------
Revenues
      Rental income                       $              $    365,099        $   10,389    $      2,092   $             $  377,580
      Interest, dividend and other
         non-property income                                    2,683                                                        2,683
                                        --------------  -------------     -------------    ------------   ------------  ----------
                                              0               367,782            10,389           2,092       -            380,263

Expenses
      Rental expenses:
            Utilities                                          25,870               758             116                     26,744
            Repairs and maintenance                            56,369             1,787             209                     58,365
            Real estate taxes                                  29,393             1,207             106                     30,706
            Property management            (278) (24)           8,564               435              84     (135) (30)       8,948
            Other operating expenses                           37,849             1,487             150                     39,486
      Depreciation of real estate owned   4,412  (25)          71,196                                      2,024  (31)      73,220
      Interest                            9,929  (26)          80,870                                      4,239  (32)      85,109
      General and administrative                                7,113                                                        7,113
      Other depreciation and amortization                       1,629                                                        1,629
      Impairment loss on real estate
            held for disposition                                  290                                                          290
                                        --------------  -------------     -------------    ------------   ------------  ----------
                                         14,063               319,143             5,674             665    6,128           331,610
                                        --------------  --------------    -------------    ------------   ------------  ----------
Income before gains on sales of
      investmnts and minority
      interest of unitholders
      in operating partnership          (14,063)               48,639             4,715           1,427   (6,128)           48,653
Gains on sales of investments                                   4,346              -               -          -              4,346
                                        --------------   ------------     -------------    ------------   ------------   ---------
Income before minority interest of
      unitholders in operating
      partnership                       (14,063)               52,985             4,715           1,427   (6,128)           52,999
Minority interest of unitholders in
      operating partnership                   -                   (58)                                      (524) (33)       (582)
                                        --------------   -------------    -------------    ------------   ------------   ---------
Income before extraordinary item        (14,063)               52,927             4,715           1,427   (6,652)           52,417
                                        ==============   =============    =============    ============   ============   =========

Dividends to preferred shareholders                            (9,713)                                                     (9,713)
                                        ===============  =============    =============    ============   ============   =========


Net income per common share before
    extraordinary item                                        $   0.53                                                $       0.52
                                                         =============                                                ============

Dividends declared per common share                           $   0.96                                                $       0.96
                                                         =============                                                ============

Weighted average number of
   shares outstanding                                           81,505                                                      81,505



See accompanying notes.

                         UNITED DOMINION REALTY TRUST, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (In thousands, except per share data)
                                  (Unaudited)






                                                               Acquisition     Acquisition of     Acquisition of    Acquisition
                                                                of Option          Texas        Texas Properties    of Florida
                                              Historical (1)  Properties (20)  Properties (21)   Adjustments (22)  Portfolio (23)
                                              -------------- ---------------  ----------------- ----------------- ----------------
Revenues
     Rental income                             $    284,182       $   1,401         $    2,346        $     473     $     2,943
     Interest and other non-property income             867
                                              -------------- ---------------  ----------------- ----------------- ----------------
                                                    285,049           1,401              2,346              473           2,943

Expenses
    Rental  expenses:
        Utilities                                    18,290              79                168               36             207
        Repairs and maintenance                      40,707             152                253               53             460
        Real estate taxes                            23,014              76                294               55             249
        Property management                           9,154              70                 88               18             152
        Other rental expenses                        30,051              87                268               48             466
    Real estate depreciation                         55,029
    Interest                                         58,265
    General and administrative                        5,271
    Other depreciation and amortization               1,339
    Impairment loss on real estate held
        for disposition                               1,400

                                              -------------- ---------------  ----------------- ----------------- ----------------
                                                    242,520             464              1,071              210           1,534

Income before gains (losses) on sales of
       investments and minority interest
       of unitholders in operating
       partnership                                   42,529             937              1,275              263           1,409
Gains on sales of investments                        12,682
Minority interest of unitholders in
      operating partnership                            (112)
                                              -------------- ---------------  ----------------- ----------------- ----------------

Income before extraordinary item                     55,099             937              1,275              263           1,409
                                              ============== ===============  ================= ================= ================

Dividends to preferred shareholders                 (11,692)
                                              ============== ===============  ================= ================= ================


Net income per common share before
      extraordinary item                      $        0.50
                                              ==============

Dividends declared per common share           $      0.7575
                                              ==============

Weighted average number of common
      shares outstanding                             86,602






                                                 Option Properties,
                                                  Texas Properties                                            Acquisition of
                                                     and Florida                                            Houston Properties
                                                      Portfolio            Acquisition     Acquisition of   and Waterside at
                                                      Pro Forma            of Houston       Waterside at      Ironbridge
                                                     Adjustments         Portfolio (27)   Ironbridge (28)   Adjustments (29)
Revenues                                          ----------------      --------------   ---------------- -------------------
     Rental income
     Interest and other non-property income        $                    $     7,317        $       1,456      $          634

                                                  ----------------      --------------   ---------------- -------------------
                                                              0               7,317                1,456                 634
Expenses
    Rental  expenses:
        Utilities
        Repairs and maintenance                                                 532                   77                  40
        Real estate taxes                                                     1,275                  143                  96
        Property management                                                     842                   87                  65
        Other rental expenses                               (92) (24)           303                   58                  27
    Real estate depreciation                                                  1,021                  112                  81
    Interest                                              1,059  (25)
    General and administrative                            2,801  (26)
    Other depreciation and amortization
    Impairment loss on real estate held
         for disposition


                                                  ----------------       ------------    ----------------  ------------------
                                                          3,768               3,973                  477                 309
Income before gains (losses) on sales of
         investments and minority interest
         of unitholders in operating
         partnership
Gains on sales of investments                            (3,768)              3,344                  979                 325
Minority interest of unitholders in
         operating partnership
                                                  ----------------       ------------    ----------------  ------------------

Income before extraordinary item
                                                         (3,768)              3,344                  979                325
                                                  ================       ============    ================  ==================
Dividends to preferred shareholders

                                                  ================       =============   ================  ==================

Net income per common share before
        extraordinary  item


Dividends declared per common share


Weighted average number of common
        shares outstanding









                                                  Pro Forma
                                                  Adjustments          Pro Forma
                                                ---------------     --------------
Revenues
     Rental income                                  $               $     300,752
     Interest and other non-property income                                   867
                                                ---------------     --------------
                                                             0            301,619

Expenses
    Rental  expenses:
        Utilities                                                          19,429
        Repairs and maintenance                                            43,139
        Real estate taxes                                                  24,682
        Property management                                (99)(30)         9,679
        Other rental expenses                                              32,134
    Real estate depreciation                             1,399 (31)        57,487
    Interest                                             3,146 (32)        64,212
    General and administrative                                              5,271
    Other depreciation and amortization                                     1,399
    Impairment loss on real estate held                                     1,400
         for disposition                        --------------      --------------
                                                         4,446            258,772



Income before gains (losses) on sales of
         investments and minority interest
         of unitholders in operating
         partnership                                    (4,446)            42,847
Gains on sales of investments                                              12,682
Minority interest of unitholders in
         operating partnership                            (331)(33)          (443)
                                                ---------------     --------------

                                                        (4,777)            55,086
Income before extraordinary item                ===============     ==============

                                                                          (11,692)
Dividends to preferred shareholders             ===============     ==============



Net income per common share before
        extraordinary  item                                              $   0.50
                                                                    ==============

Dividends declared per common share                                      $ 0.7575
                                                                    ==============

Weighted average number of common
        shares outstanding                                                 86,602




See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND
                   THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)



Basis of Presentation

The unaudited consolidated pro forma statements of operations on this Form 8-K/A reflect the historical results of the Company adjusted to reflect the operations of: (i) Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, formerly (Trinity Place Apartments) acquired on February 28, 1997, (the "Option Properties) (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (ii) Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (the "Texas Properties") (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (iii) a portfolio of five apartment communities containing 934 apartment homes acquired on July 1, 1997 (the "Florida Portfolio") which consist of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments , Orange Oaks Apartments and Forest Creek Apartments, (as previously reported on Form 8-K dated July 1, 1997 and subsequently amended on Form 8-K/A No. 1 dated July 1, 1997 which was filed with the Securities and Exchange Commission on September 15, 1997), (iv) a portfolio of four apartment communities (the "Houston Portfolio") which consist of Greenhouse Patio Apartments (formerly Pecan Grove Apartments) and Braesridge Apartments acquired on September 26, 1997, Bammelwood Apartments acquired on October 30, 1997 and Camino Village Apartments acquired on November 20, 1997,
(v) Waterside at Ironbridge Apartments acquired on September 29, 1997, (vi) 44 apartment communities containing 14,320 apartment homes (excluding 675 under development) owned by South West Property Trust Inc. ("South West") that were merged with and into UDR Western Residential, Inc., a wholly-owned subsidiary of the Company, in a statutory merger (the "Merger") on December 31, 1996, (as previously reported on Form 8-K dated December 31, 1996 and subsequently amended on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997), (vii) Steeplechase Apartments and Westland Park Apartments acquired on March 7, 1996 and May 9, 1996, (as previously reported on Form 8-K dated October 31, 1996 and subsequently updated to reflect results of operations for the twelve months ended December 31, 1996 on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997) and (viii) 18 apartment communities containing 4,508 apartment homes acquired in an August 15, 1996 portfolio acquisition (the ASoutheast Portfolio@) (as previously reported on Form 8-K dated August 15, 1996 and subsequently updated to reflect the results of operations for the twelve months ended December 31, 1996 on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997). The above referenced acquisitions are shown as if the acquisitions occurred on the first day of each reporting period presented.

The unaudited consolidated pro forma statements of operations on this Form 8-K/A assume the acquisition of 17 apartment communities containing 5,394 apartment homes for an aggregate purchase price of approximately $218.5 million, including closing costs as referenced in sections (i) through (v) of the above paragraph. These acquisitions are assumed to have been purchased with bank line borrowings aggregating $145.9 million with a weighted average interest rate of 6.24%, the assumption of seven mortgage notes payable aggregating $60.1 million with a weighted average interest rate of 8.43% and the issuance of 849,498 Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. These acquisitions are shown as if the acquistions occurred on the first day of each reporting period presented.

For presentation purposes in the notes to the unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 on this Form 8-K/A, the Southeast Portfolio has been segregated into two components, the development properties and the non-development properties. There are 14 properties containing 3,196 units which are considered non-development properties and 4 properties containing 1,312 units which are considered development properties. The 14 non-development properties were built prior to 1995 and the four development properties had completed units available for occupancy at various times during 1995 and 1996. For each of the periods presented, the pro forma adjustments for the four development properties are determined based upon the weighted average balance of the purchase price outstanding. The weighted average balance of the purchase price outstanding was calculated by assuming the properties were financed and acquired by the Company on the dates on which certificates of occupancy were obtained for each unit during 1995 and 1996.

Also, the unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 assume the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio as if it had occurred on the first day of the reporting period presented. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 include the effect of debt and equity incurred in connection with the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately $14.0 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $75.2 million with a weighted average interest rate of 7.30%, (iii) Seller financing of approximately $13.9 million bearing interest of 7.10%, and (iv) the issuance of approximately 934,000 newly issued shares of the Company's common stock valued at $13.50 (the closing sales price of the Company's common stock on the date of acquisition) per share for total consideration of $12.6 million. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 also assume the acquisition of the four development apartment communities contained in the Southeast Portfolio. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 include the effects of debt and equity incurred in connection with the acquisition of the four development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately $11.2 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $34.6 million with a weighted average interest rate of 6.59%,
(iii) Seller financing of approximately $11.1 million bearing interest of 7.10% and (iv) the issuance of approximately 746,000 newly issued shares of the Company's common stock valued at $13.50 per share (the closing sales price of the Company's common stock on the date of acquisition) for total consideration of $10.1 million.

The assumption of secured debt encumbering the Southeast Portfolio properties consists of the following: (i) four mortgage notes payable encumbering specific properties aggregating $38.6 million, (ii) a $40 million secured senior credit facility with Wachovia Bank and (iii) a $31.2 million secured senior credit facility with First Union National Bank, as follows:



         Specific Mortgage or Construction Notes Payable:

                                                        Loan                   Interest
         Property Name                                 Amount                    Rate

         Cape Harbor                                 $  9,500,000              6.531% (Variable-LIBOR + 1%)
         The Village at Cliffdale                      10,509,232              7.875%
         Rivergate                                      9,837,246              8.000%
         Morganton Place                                8,739,750              6.531% (Variable-LIBOR + 1%)
                                                     -------------
                                                     $ 38,586,228
                                                     =============
         Cross-Collateralize Secured Notes Payable:
                                                          Loan                 Interest
         Lender                                         Amount                   Rate
         Wachovia Bank**                              $10,000,000              7.14%
         Wachovia Bank**                                5,000,000              6.98%
         Wachovia Bank**                               25,000,000              6.53% (Variable-LIBOR +1%)
         First Union National Bank***                  20,000,000              7.75%
         First Union National Bank***                   5,000,000              7.38%
         First Union National Bank***                   5,000,000              7.50%
         First Union National Bank***                   1,232,805              6.61% (Variable-LIBOR +1.18%)
                                                     -------------
                                                      $71,232,805
                                                     =============
         Total Mortgage Notes Payable                $109,819,033
                                                     =============

** The $40 million Wachovia Bank senior credit facility is secured by six properties contained in the Southeast Portfolio. For purposes of this Form 8- K/A, LIBOR is assumed to be 5.53% which represents the 3 month LIBOR on August 15, 1996, the date of the acquisition. There are two related interest rate swap agreements with Wachovia Bank in the aggregate notional amount of $15 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.09% (weighted average) on $15 million of the $40 million senior credit facility.

*** The $31.2 million First Union National Bank senior credit facility is secured by seven properties contained in the Southeast Portfolio. For purposes of this Form 8- K/A, LIBOR is assumed to be 5.43% which represents the 1 month LIBOR on August 15, 1996, the date of the acquisition. There are three interest rate swap agreements with First Union National Bank in the aggregate notional amount of $30 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.65% (weighted average) on $30 million of the $31.2 million senior credit facility.

The unaudited consolidated pro forma statements of operations assume the Merger with South West occurred on January 1, 1996. The Merger was accounted for as a purchase in accordance with Accounting Principles Board No. 16. Assets and liabilities acquired were recorded at their fair values at December 31, 1996 and the results of operations are included from the date of acquisition. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 excludes extraordinary items of $10,677,000 included in the South West Consolidated Statement of Operations which primarily relate to costs directly attributable to the Merger and are therefore non-recurring. In connection with the Merger, the Company issued approximately 22.8 million shares of the Company's common stock at $14.125 per share for all of the outstanding common stock of South West for an aggregate equity value of approximately $322.1 million. The Company acquired real estate assets of $559.6 million plus other assets and cash of $8.4 million and $2.7 million, respectively. In addition, the Company assumed debt totaling approximately $225.0 million, including the following: (i) a renegotiated unsecured line of credit with an investment bank in the amount of $69.1 million and a weighted average interest rate of 6.3%,
(ii) an unsecured note payable in the amount of $55.9 million bearing interest of 7.9%, (iii) two REMIC financings aggregating $94.9 million with a weighted average interest rate of 7.76%, (iv) one mortgage note payable in the amount of $5.1 million bearing interest of 8.5%, and (v) other liabilities aggregating $23.8 million.

In addition to the Merger outlined above, the unaudited consolidated pro forma statements of operations assume the acquisition of Westland Park and Steeplechase Apartments with bank line borrowings aggregating $30.2 million and a weighted average interest rate of 5.98% (the Company's weighted average market interest rate on short-term bank borrowings in effect at the time of each of the acquisitions).

The unaudited consolidated pro forma statements of operations are not necessarily indicative of what the Company's results would have been for the nine months ended September 30, 1997 and for the twelve months ended December 31, 1996 if the acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position in future periods.

(1) Represents the Company's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1997 and its Annual Report on Form 10-K for the twelve months ended December 31, 1996.

(2) Represents the actual results of operations for the Southeast Portfolio as previously reported in the unaudited combined results of operations for the six months ended June 30, 1996, as appearing in Form 8-K dated August 15, 1996.

(3) Represents the pro forma results of operations for the Southeast Portfolio for the 45 day period from July 1, 1996 to August 15, 1996, which was the period that the properties were not owned by the Company during 1996 (based on the unaudited combined statement of rental operations for the 182 day stub period from January 1, 1996 to June 30,
         1996). The unaudited combined statement of rental operations was for the stub period January 1, 1996 to June 30, 1996, as appearing in Form 8-K dated August 15, 1996 (See Note 2 above).

(4) Reflects the net decrease in property management fees for the Southeast Portfolio. The Company internally managed its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company used 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(5) Represents the net increase in insurance expense to reflect that the Company insures its apartments for approximately $29.97 per unit more than the historical insurance expense for the 4,508 apartment units in Southeast Portfolio. The Southeast Portfolio had four properties containing 1,312 units under development during 1996. Since the four properties were under various stages of development during 1996, the weighted average units outstanding for the period presented is used in the calculation of the insurance pro forma adjustment. For the twelve months ended December 31, 1996 the weighted average units outstanding was 4,437 (3,196 non-development apartment homes and a weighted average 1,241 development apartment homes). The twelve months ended December 31, 1996 includes a pro forma adjustment for 227 out of 366 days.

(6) Reflects the net adjustments to depreciation expense to record the Southeast Portfolio. For the non-development properties, depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocation of the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 7.1622 years based upon the initial cost of the non-development properties in the Southeast Portfolio of $115.7 million. The allocation and useful lives are as follows for the non-development properties:


                                    Allocation of             Useful Life              Depreciation
                                    Purchase Price             In Years                 Adjustment*

         Building                     $ 96,637,354                35                  $   1,712,465
         Other Improvements              7,296,003             7.1622                       631,805
         Land                           11,739,024               N\A                          --
                                      ------------                                      -------------
                                      $115,672,381                                    $   2,344,270
                                      ============                                      =============




         Reflects the net adjustments to depreciation expense to record the development properties in the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 6.7 years based upon the initial cost of the development properties in the Southeast Portfolio of $67.0 million. The allocation and useful lives are as follows for the development properties:



                                                     Weighted Average
                                    Allocation of      Allocation of    Useful Life      Depreciation
                                    Purchase Price   Purchase Price**    In Years         Adjustment*

         Building                    $ 57,967,420     $ 54,604,690         35           $   967,624
         Other Improvements             4,048,512        3,768,179         6.7              348,820
         Land                           4,952,938        4,623,032         N\A                  --
                                     -------------    -------------                     ------------
                                     $ 66,968,870     $ 62,995,901                      $ 1,316,444
                                     =============    =============                     ============

                  Total              $182,641,251                                       $ 3,660,714
                                     ============                                       ============



 * The twelve months ended December 31, 1996 includes a pro forma adjustment for 227 out of 366 days.

** Since the four development properties were under various stages of construction during 1996, the weighted average balance of the purchase price outstanding for both periods presented is used in the calculation for the depreciation expense pro forma adjustment.

(7) Reflects the additional interest expense associated with the acquisition of the Southeast Portfolio. The additional interest expense associated with the non-development properties contained in the Southeast Portfolio is as follows: (i) variable-rate bank debt aggregating $14.0 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of secured debt in the amount of $75.2 million which includes two mortgage notes aggregating $20.3 million and seven cross-collateralized notes aggregating $54.9 million with a weighted average interest rate of 7.36%, and (iii) the issuance of a fixed-rate $13.9 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.



                                                     Weighted Average           Interest Expense
         Type of Debt          Total Debt             Interest Rate               Adjustment**
         ------------      ---------------           ------------------         ---------------

         Bank Lines         $ 13,982,880                     6.01%               $     521,214
         Secured Debt*        75,175,680                     7.36%                   3,432,639
         Note to Seller       13,902,591                     7.10%                     612,208
                            ------------                                         ---------------
                            $103,061,151                                         $   4,566,061
                            ============                                         ===============



         The additional interest expense associated with the acquisition of the development properties contained in the Southeast Portfolio is as follows: (i) additional bank debt aggregating $11.2 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of various secured debt aggregating $34.6 million bearing a weighted average interest rate of 6.76% which includes one mortgage note, one construction note and seven cross-collateralized notes and (iii) the issuance of a fixed-rate $11.1 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.


         Development                         Weighted Average    Weighted Average   Interest Expense
          Property           Total Debt      Debt Outstanding*    Interest Rate        Adjustment**


         Morganton Place    $ 12,386,796    $    12,386,796       6.537781%         $    502,266
         Lake Brandt          12,000,041         12,000,041       7.016978%              522,249
         Cape Harbor          16,733,447         13,410,168       6.540838%              544,017
         Stonesthrow          15,781,975         15,781,975       6.684529%              654,300
                            ------------    ---------------                         -------------
                            $ 56,902,259    $    53,578,980                          $ 2,222,832
                            ============    ===============                         ==============

         Total              $159,963,410                                             $ 6,788,893
                            ============                                            ==============





* The four development properties were under various stages of construction during 1996, therefore, the interest expense pro forma adjustment is based on the weighted average amount of debt outstanding as determined by the weighted average balance of the purchase price outstanding during each of the periods presented.

** The twelve months ended December 31, 1996 includes an interest expense adjustment calculated on 227 days out of 366 days.

(8) Represents the issuance of 1,679,840 shares of the Company's common stock to the Seller of the Southeast Portfolio at $13.50 per share. The Company issued 934,165 shares of common stock which were attributable to the non-development properties in the Southeast Portfolio based upon the aggregate allocated purchase price. The shares are assumed to have been outstanding from the beginning of the period presented and includes a pro forma adjustment for 227 out of 366 days. The Company issued 745,675 shares of common stock which were attributable to the development properties in the Southeast Portfolio based on the aggregate allocated purchase price. The shares are assumed to have been issued and outstanding from the earlier of the beginning of the period presented or the date on which certificates of occupancy were granted for each unit contained in the development properties. For the twelve months ended December 31, 1996, based upon the weighted average balance of the purchase price outstanding during 1996, the weighted average days the stock related to the development properties is assumed to have been outstanding 175.92 (out of 366 days).

(9) Represents the actual results of operations for Steeplechase Apartments and Westland Park Apartments that have been previously reported to the Securities and Exchange Commission on Form 8-K dated October 31, 1996.

(10) Represents the pro forma adjustments for Westland Park and Steeplechase Apartments. For Westland Park Apartments this represents the 8 day period from May 1, 1996 to May 8, 1996, which was the period that the property was not owned by the Company during 1996 and the period not included in the actual results of operations in Note 9 (based on the average per day unaudited statement of rental operations for the 121 day stub period from January 1, 1996 to April 30, 1996). For Steeplechase Apartments this represents the 6 day period from March 1, 1996 to March 6, 1996, which was the period that the property was not owned by the Company during 1996 and the period not included in the actual results of operations in Note 9 (based on the average per day unaudited statement of rental operations for the 60 day stub period from January 1, 1996 to February 29, 1996).

(11) Reflects the net decrease in property management fees for Westland Park and Steeplechase Apartments. The Company internally managed its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company used 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(12) Reflects the net adjustments to depreciation expense to record Westland Park and Steeplechase Apartments acquisitions at the beginning of the period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. The weighted average life of other assets for Westland Park and Steeplechase Apartments is approximately 7.41 years based upon the initial cost of the properties of $30.2 million. The allocation and useful lives are as follows:


                              Allocation of    Useful Life     Depreciation
                              Purchase Price     In Years       Adjustment*


         Building             $ 25,133,903          35         $   200,384
         Other Improvements      1,375,227       7.405319           51,820
         Land                    3,689,016                             --
                             --------------                   ------------
                              $ 30,198,146                     $   252,204
                             =============                     ===========

* The twelve months ended December 31, 1996, includes a pro forma adjustment for 102.13 (66 days for Steeplechase Apartments and 129 days for Westland Park Apartments) out of 366 days.

(13) Reflects the additional interest expense associated with the acquisition of Westland Park and Steeplechase Apartments on variable-rate bank debt aggregating $30.2 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

                                                                Interest Expense
         Property             Total Debt     Interest Rate         Adjustment*

         Westland Park      $ 16,699,276        6.0296%           $    354,891
         Steeplechase         13,498,870        5.9144%                143,969
                           -------------                          -------------
                            $ 30,198,146                          $    498,860
                           =============                          =============

* The interest expense adjustment for Westland Park and Steeplechase Apartments is for 129 and 66 days, respectively (based on a 366 day year).

(14) Represents the historical results of operations of South West Property Trust Inc. for the twelve months ended December 31, 1996, as previously reported on Form 8-K dated December 31,1996 and subsequently amended on Form 8-K/A Amendment No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997. Certain reclassifications have been made to South West's historical statements of operations to conform to the Company's financial statement presentations.

(15) Reflects the net estimated reduction of property management costs of $1,089,000 for the twelve months ended December 31, 1996 based upon the identified historical costs for those items which are anticipated to be eliminated or reduced as a result of the Merger, as follows (in thousands):

         Net reduction in salary, benefits and occupancy costs          $   497
         Net reduction in travel, entertainment & other                     141
         Net reduction in other expenses                                    451
                                                                        -------
         Pro forma adjustment                                           $ 1,089
                                                                        =======

(16) Represents the net increase in depreciation of real estate owned as a result of recording the South West real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 27.6 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.

         Calculation of fair value of depreciable real estate assets at December 31, 1996 (in thousands):




         Purchase price                                                                 $   572,281
         Less:
                  Purchase price allocated to cash and other assets                         (12,690)
                  Purchase price allocated to land                                         (104,044)
                  Purchase price allocated to real estate under development*                (28,623)
                                                                                         -----------
                  Pro forma basis of South West's depreciable real estate
                           held for investment at fair value assets                     $   426,924
                                                                                         ===========


                  * At December 31, 1996 South West had one apartment community containing 315 apartment homes and three additions to existing properties which will total 360 apartment homes under development. The historical cost of real estate under development is assumed to be at fair value.

         Calculation of depreciation of real estate owned for the twelve months ended December 31, 1996 (in thousands):

         Depreciation expense based upon an
                  estimated weighted average useful
                  life of approximately 27.6 years                     $ 15,462
         Less historical South West depreciation of real
                  estate owned                                          (13,447)
                                                                       --------
                  Pro forma adjustment                                 $  2,015
                                                                       ========

(17) Represents the estimated net adjustment to interest expense as a result of the Merger for the twelve months ended December 31, 1996, as follows (in thousands):



         To adjust amortization of South West's deferred financing costs which were eliminated in connection
                  with the Merger                                                $ (1,295)
         To adjust  the amortization of the premium required to mark
                  South West's notes payable to fair value                           (278)
          To reflect the additional borrowings of $4.1 million of variable-rate bank line borrowings used to fund the Merger costs
                  (at current market interest rates available to
                  the Company of 6.3%)                                                257
                                                                                 ----------
                           Pro forma adjustment                                  $ (1,316)
                                                                                 ==========




(18) Represents the net reduction to general and administrative costs of $1,438,000 for the twelve months ended December 31, 1996 based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a results of the Merger, as follows (in thousands):

         Net reduction in salary, benefits and occupancy costs         $   659
         Net reduction in duplication of public company
                  expenses                                                 178

         Net reduction in other expenses                                   601
                                                                       ---------
                                                                       $ 1,438
                                                                       =========

(19) The pro forma weighted average shares outstanding for the twelve months ended December 31, 1996 are computed as follows (in thousands):

         South West's historical weighted average common shares
                  outstanding                                           20,937
         Plus: effect of South West vested stock options converted
                  upon Merger                                              211
         Less: dilutive effect of South West stock options
                  To be eliminated in the Merger                          (220)
         South West adjusted weighted average common shares            -------
                  outstanding                                           20,928
                                                                       =======
         The Company's pro forma weighted average
                  common  shares outstanding                            58,834
         Issuance of the Company's common stock at an
                  exchange ratio of  1.0833 for all of the South
                  West common stock  in  connection with
                  the Merger **                                         22,671
                                                                       --------
                           Pro forma shares                             81,505
                                                                       ========

                  ** Weighted average historical South West common shares outstanding multiplied by the exchange ratio.

(20) Represents the actual results of operations of the Option Properties as previously reported in the unaudited combined results of operations as appearing in Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(21) Represents the actual results of operations of the Texas Properties as previously reported in the unaudited combined results of operations as appearing in Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(22) Represents operations of Oak Ridge Apartments (for the 26 day period from March 1, 1997 to March 26, 1997) and Anderson Mill Oaks Apartments (for the 24 day period from March 1, 1997 to March 24, 1997), which represents the period the properties were not owned by the Company during the nine month period ended September 30, 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to February 28, 1997). The unaudited combined statements of rental operations were for the stub period January 1, 1997 to February 28, 1997 as previously reported in Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997. Represents operations of Pineloch Apartments and Seahawk Apartments, (for the 7 day period from May 1, 1997 to May 7, 1997), which represents the period the properties were not owned by the Company during the nine month period ended September 30, 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to April 30, 1997). The unaudited combined statements of rental operations were for the stub period January 1, 1997 to April 30, 1997 as previously reported in Form 8-K/A No. 1 dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(23) Represents the actual results of operations of the Florida Portfolio as previously reported in the unaudited combined results of operations as appearing in Form 8-K/A dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997.

(24) Reflects the net reduction in property management fees for the Option Properties, Texas Properties and Florida Portfolio. The Company internally manages its apartment portfolio at an assumed cost of approximately 3.4% of rental income (based on 1997 actual information for the six months ended June 30, 1997) at the time of the filing of the Form 8-K/A dated July 1, 1997 filed with the Securities and Exchange Commission on September 15, 1997. The Company uses 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information for the six months ended June 30, 1997) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(25) Reflects the net adjustments to record depreciation expense for the Option Properties, Texas Properties and Florida Portfolio at the beginning of each period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the Properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. The Company's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.67 years based upon the initial cost of the Properties of $151.1 million. The allocation and useful lives are as follows (in thousands of dollars):




                                                         Twelve Month           Nine Month
                                       Useful Life       Depreciation         Depreciation
                   Purchase Price       In Years      Expense Adjustments   Expense Adjustment*


Buildings            $   118,714              35           $  3,392               $   814
Other Improvements         7,822            7.67              1,020                   245
Land                      24,612             n/a                --                    --
                     -----------                          ---------               -------
Total                $   151,148                          $   4,412               $ 1,059
                     ===========                          =========               =======



* The nine months ended September 30, 1997, includes a pro forma adjustment for 2.88 months (1 month for the Option Properties, 2 months for Anderson Mill Oaks and Oak Ridge Apartments, 4 months for Pineloch Apartments and Seahawk Apartments, and 6 months for the Florida Portfolio) out of 12 months.

(26) Reflects the additional interest expense associated with the Option Properties, Texas Properties and Florida Portfolio as reported elsewhere herein which consists of the following: (i) variable-rate bank debt aggregating approximately $129.1 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.26% and (ii) the assumption of approximately $22.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.39% as outlined below (in thousands of dollars):

                                                                                    Twelve Month            Nine Month
                                                              Weighted Average    Interest Expense      Interest Expense
         Acquisition           Type of Debt         Amount     Interest  Rate        Adjustment  *         Adjustment


         Option Properties     Bank Lines        $  36,774         6.058%           $  2,228            $      360 **
         Option Properties     Secured Debt         22,063         8.389%              1,851                   299 **
         Texas Properties      Bank Lines           56,311         6.291%              3,542                   998 ***
         Florida Portfolio     Bank Lines           36,000         6.410%              2,308                 1,144 ****
                                                 -----------                        --------            ----------
                                                 $ 151,148                          $  9,929            $    2,801
                                                 ===========                        ========            ==========




* The twelve months ended December 31, 1996 includes a pro forma adjustment for the full year.

** The nine months ended September 30, 1997, includes a pro forma adjustment for 59 out of 365 days.

*** The nine months ended September 30, 1997, includes a pro forma adjustment for approximately 103 out of 365 days.

**** The nine months ended September 30, 1997, includes a pro forma adjustment for 181 out of 365 days.

(27) Represents the actual results of operations of the Houston Portfolio as reported elsewhere herein.

(28) Represents the actual results of operations of Waterside at Ironbridge Apartments as reported elsewhere herein.

(29) Represents operations of Greenhouse Patio Apartments and Braesridge Apartments (for the 26 day period from September 1, 1997 to September 26, 1997) and Waterside at Ironbridge Apartments (for the 29 day period from September 1, 1997 to September 29, 1997), which represents the period the properties were not owned by the Company during the nine month period ended September 30, 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to August 31, 1997 which consists of 243 days). The unaudited combined statements of rental operations were for the stub period January 1, 1997 to August 31, 1997 as reported elsewhere herein.

(30) Reflects the net reduction in property management fees for the Houston Properties and Waterside at Ironbridge Apartments as reported elsewhere herein. The Company internally manages its apartment portfolio at an assumed cost of approximately 3.2% of rental income (based on 1997 actual information for the nine months ended September 30, 1997). The Company uses 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information for the nine months ended September 30, 1997) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(31) Reflects the net adjustments to record depreciation expense for the Houston Properties and Waterside at Ironbridge Apartments, at the beginning of each period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the Properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. The Company's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.72 years based upon the initial cost of the Properties of $67.4 million. The allocation and useful lives are as follows (in thousands of dollars):




                                                                Twelve Month           Nine Month
                                                Useful Life      Depreciation         Depreciation
                           Purchase Price        In Years     Expense Adjustments   Expense Adjustment*


Buildings                   $     50,828             35            $ 1,452               $  1,001
Other Improvements                 4,415            7.72               572                    398
Land                              12,120             n/a               --                     --
                           -------------                          ---------              --------
Total                       $     67,363                           $ 2,024               $  1,399
                           =============                          =========              ========


* The nine months ended September 30, 1997, includes a pro forma adjustment for 8.275 months (8 months for Greenhouse Patio Apartments, Braesridge Apartments and Waterside at Ironbridge Apartments and 9 months for Camino Village Apartments and Bammelwood Apartments) out of 12 months.

(32) Reflects the additional interest expense associated with the Houston Properties and Waterside at Ironbridge Apartments as reported elsewhere herein which consists of the following: (i) variable-rate bank debt aggregating approximately $16.8 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.1% and
         (ii) the assumption of approximately $38.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.43% as outlined below (in thousands of dollars):

                                                                                  Twelve Month       Nine Month
                                                               Weighted Average  Interest Expense  Interest Expense
         Acquisition           Type of Debt           Amount    Interest  Rate     Adjustment  *     Adjustment

         Houston Properties     Bank Lines       $     6,877        6.089%       $    419         $     311  **
         Houston Properties     Secured Debt          32,874        8.685%          2,855             2,116  **
         Waterside              Bank Lines             9,949        6.087%            606               451  ***
         Waterside              Secured Debt           5,133        7.000%            359               268  ***
                                                 --------------                  ----------      ----------
                                                 $    54,833                     $  4,239         $   3,146
                                                 ==============                  ==========      ==========



* The twelve months ended December 31, 1996 includes a pro forma adjustment for the full year.

** The nine months ended September 30, 1997, includes a pro forma adjustment for approximately 271 out of 365 days.

*** The nine months ended September 30, 1997, includes a pro forma adjustment for approximately 272 out of 365 days.

(33) Reflects the additional minority interest expense associated with the acquisition of Houston Properties. In connection with the acquisition of the Houston Properties, the Company issued 849,498 Operating Partnership Units at $14.75 per Unit for an aggregate value of $12.5 million. Assuming the acquisition of the Houston Properties at the beginning of each period presented, the minority interest ownership would have been 10.6339% of the Operating Partnership which had earnings of approximately $5.5 million and $4.2 million for the twelve months ended December 31, 1996 and the nine months ended September 30, 1997, respectively.